UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JAGUAR GLOBAL GROWTH CORPORATION I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF JAGUAR GLOBAL GROWTH CORPORATION I

601 Brickell Key Drive, Suite 700

Miami, FL 33131

United States

Dear Jaguar Global Growth Corporation I Shareholder:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Jaguar Global Growth Corporation I, a Cayman Islands exempted company (“JGGC”), to be held at 601 Brickell Key Drive, Suite 700, Miami, FL 33131, United States, and online via live webcast, at 10:00 am, Eastern Time, on August 11, 2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. To attend and participate in the Extraordinary General Meeting virtually, you must register at the JGGC meeting website, which is accessible through the following link: https://www.cstproxy.com/jaguarglobalgrowth/ext2023. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Extraordinary General Meeting and to vote and submit questions during the Extraordinary General Meeting.

As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend JGGC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which JGGC has to consummate a business combination (the “Extension”) from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s initial public offering of Class A ordinary shares (the “IPO”)) (the “Original Termination Date”) to September 15, 2023 (the “Extended Date”), and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of JGGC’s board of directors (the “Board”), if requested by Jaguar Global Growth Partners I, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Redemption Limitation Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend the Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JGGC shall not redeem public shares to the extent that such redemption would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”) in order to allow JGGC to redeem public shares irrespective of whether such redemptions would breach the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely if necessary (i) to ensure that any required supplement or amendment to this proxy statement is provided to JGGC shareholders, (ii) to permit further solicitation of additional proxies from JGGC shareholders in favor of one or more of the proposals at the Extraordinary General Meeting or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Only holders of record of JGGC’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares,” and together with the Class A Ordinary Shares, “Ordinary Shares”) at the close of business on July 17, 2023 (the “Record Date”) are entitled to notice of and to attend, vote and have their votes counted at the Extraordinary General Meeting and any adjournment of the Extraordinary General Meeting.

The purpose of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow JGGC additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of March 2, 2023, as amended on June 16, 2023, July 7, 2023 and July 18, 2023 and as further amended, amended and restated, supplemented or otherwise modified from time to time (the “Business Combination Agreement”), by and among JGGC, Captivision Inc. (formerly known as Phygital Immersive Limited), a Cayman Islands exempted company limited by shares, Jaguar Global Growth Korea Co., Ltd., a stock corporation (“chusik hoesa”) organized under the laws of the Republic of Korea, and GLAAM Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of the Republic of Korea.

The Memorandum and Articles of Association provide that JGGC had until the Original Termination Date to complete its initial Business Combination, or such later time as the Members (as such term is defined in the Companies Act (As Revised) of the Cayman Islands) may approve in accordance with the Articles of Association. The Business Combination Agreement provides that if on June 15, the “Proxy Clearance Date” as defined therein has not occurred, JGGC shall file a proxy statement to seek approval to extend the time period to consummate its initial business combination from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s IPO) to September 15, 2023, and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred.

JGGC’s board of directors (the “Board”) has determined that it is in the best interests of JGGC to seek an extension of the Original Termination Date and have JGGC’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we would not be able to proceed with the Extension (unless the Redemption Limitation Amendment Proposal is also approved). Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for JGGC to not be subject to a limitation in respect of the number of Public Shares that can be redeemed. JGGC intends to call an extraordinary general meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Extraordinary General Meeting”). While JGGC is using its best efforts to complete the Business Combination on or before the Original Termination Date and on or before the date of the Extraordinary General Meeting, the Board believes that it is in the best interests of JGGC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGCs shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the shareholders of JGGC at the Business Combination Extraordinary General Meeting), JGGC intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date (or another Termination Date as further extended by the Board).

If JGGC’s shareholders approve the Business Combination at the Business Combination Extraordinary General Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Original Termination Date, then JGGC intends to use its best efforts to complete the Business Combination on or before the Original Termination Date. JGGC will indefinitely adjourn the Extraordinary General Meeting and will not ask the shareholders to approve the Extension if, on or before August 15, 2023, it completes the Business Combination. If JGGC does not ask the shareholders to approve the Extension, it will not redeem any Public Shares (defined below) submitted for Redemption (defined below) solely in connection with such proposal (but will redeem all Public Shares (defined below) submitted for Redemption in connection with the Business Combination Extraordinary General Meeting). JGGC intends to hold the Extraordinary General Meeting to approve the (i) Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Extraordinary General Meeting that it may not be able to complete the Business Combination on or before the Original Termination Date, and (ii) the Redemption Limitation Amendment Proposal and file the proposed amendment to its Memorandum and Articles of Association in order to allow JGGC to redeem any Public Shares submitted for redemption, irrespective of whether such redemption would breach the Redemption Limitation.

As contemplated by the Memorandum and Articles of Association, any Member holding JGGC’s Class A Ordinary Shares, issued as part of the units sold in JGGC’s IPO (the “Public Shares”), who is not one of the Sponsor, JGGC’s initial shareholders immediately prior to the consummation of the initial public offering of securities (the “Founders”), or JGGC’s officers or directors, may elect to have their Public Shares redeemed, if either the Extension and/or the Redemption Limitation Amendment Proposal is implemented, for cash in accordance with any applicable requirements provided for herein, provided that no such Member acting together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of JGGC and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to JGGC in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, JGGC shall pay any such redeeming Member, regardless of whether he is voting for or against either the Extension and/or the Redemption Limitation Amendment Proposal, but only in the event that either the Extension and/or Redemption Limitation Amendment Proposal is approved. If either the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of the Business Combination. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC shall not redeem Public Shares that would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions.

Additionally, the Extension and redemptions of the Public Shares are conditional upon either (i) the Redemption Limitation Amendment Proposal being approved and implemented or (ii) in the event the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation not being exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant shareholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Ordinary Shares. Any shares of Class A Ordinary Shares purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals.

On the Record Date, the redemption price per share was approximately $10.60 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $243,902,006.00 as of the Record Date (including interest not previously released to JGGC to pay its taxes), divided by the total number of then outstanding Public

Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market on July 17, 2023 was $10.60. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same consideration per share than if the share was sold in the open market. JGGC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JGGC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JGGC does not complete the Business Combination on or before the Original Termination Date.

If (1) the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023, or (2) the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and notices of redemption exceed the Redemption Limitation, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on the proposal.

The Board has fixed the Record Date as the date for determining JGGC’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

JGGC believes that given JGGC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JGGC is in the best position possible to consummate the Business Combination and that it is in the best interests of JGGC’s shareholders that JGGC obtain the Extension and the approval of the Redemption Limitation Amendment Proposal if needed. JGGC believes the Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of JGGC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, JGGC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Jaguar Global Growth Corporation I

/s/ Gary R. Garrabrant
Gary R. Garrabrant Chief Executive Officer July 26, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF JAGUAR GLOBAL GROWTH CORPORATION I

TO BE HELD ON AUGUST 11, 2023

To the shareholders of Jaguar Global Growth Corporation I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders (the “Extraordinary General Meeting”) of Jaguar Global Growth Corporation I, a Cayman Islands exempted company (“JGGC”), will be held at 601 Brickell Key Drive, Suite 700, Miami, FL 33131, United States, and online via live webcast, at 10:00 am, Eastern Time, on August 11, 2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. To attend and participate in the Extraordinary General Meeting virtually, you must register at the JGGC meeting website, which is accessible through the following link: https://www.cstproxy.com/jaguarglobalgrowth/ext2023. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Extraordinary General Meeting and to vote and submit questions during the Extraordinary General Meeting. You are cordially invited to attend the Extraordinary General Meeting for the following purposes:

1.

Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend JGGC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which JGGC has to consummate a business combination (the “Extension”) from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s initial public offering of Class A ordinary shares (the “IPO”)) (the “Original Termination Date”) to September 15, 2023 (the “Extended Date”), and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of JGGC’s board of directors (the “Board”), if requested by Jaguar Global Growth Partners I, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred; (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Redemption Limitation Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend, the Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JGGC shall not redeem public shares to the extent that such redemption would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”) in order to allow JGGC to redeem public shares irrespective of whether such redemptions would breach the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely if necessary (i) to ensure that any required supplement or amendment to this proxy statement is provided to JGGC shareholders, (ii) to permit further solicitation of additional proxies from JGGC shareholders in favor of one or more of the proposals at the Extraordinary General Meeting or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Only holders of record of JGGC’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares,” and together with the Class A Ordinary Shares, “Ordinary Shares”) at the close of business on July 17, 2023 (the “Record Date”) are entitled to notice of and to attend, vote and have their votes counted at the Extraordinary General Meeting and any adjournment of the Extraordinary General Meeting.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow JGGC additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of March 2, 2023, as amended on June 16, 2023, July 7, 2023 and July 18, 2023 and as further amended, and restated, supplemented or otherwise modified from time to time (the “Business Combination Agreement”), by and among JGGC, Captivision Inc. (formerly known as Phygital Immersive Limited), a Cayman Islands exempted company limited by shares, Jaguar Global Growth Korea Co., Ltd., a stock corporation (“chusik hoesa”) organized under the laws of the Republic of Korea, and GLAAM Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of the Republic of Korea.

The Memorandum and Articles of Association provide that JGGC had until the Original Termination Date to complete its initial Business Combination, or such later time as the Members (as such term is defined in the Companies Act (As Revised) of the Cayman Islands) may approve in accordance with the Articles of Association. The Business Combination Agreement provides that if on June 15, the “Proxy Clearance Date” as defined therein has not occurred, JGGC shall file a proxy statement to seek approval to extend the time period to consummate its initial business combination from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s IPO) to September 15, 2023, and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred.

JGGC’s board of directors (the “Board”) has determined that it is in the best interests of JGGC to seek an extension of the Original Termination Date and have JGGC’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we would not be able to proceed with the Extension (unless the Redemption Limitation Amendment Proposal is also approved). Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for JGGC to not be subject to a limitation in respect of the number of Public Shares that can be redeemed. JGGC intends to call an extraordinary general meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Extraordinary General Meeting”). While JGGC is using its best efforts to complete the Business Combination on or before the Original Termination Date and on or before the date of the Extraordinary General Meeting, the Board believes that it is in the best interests of JGGC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGCs shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of the approval of the shareholders of JGGC at the Business Combination Extraordinary General Meeting), JGGC intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date (or another Termination Date as further extended by the Board).

If JGGC’s shareholders approve the Business Combination at the Business Combination Extraordinary General Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Original Termination Date, then JGGC intends to use its best efforts to complete the Business Combination on or before the Original Termination Date. JGGC will indefinitely adjourn the Extraordinary General Meeting and will not ask the shareholders to approve the Extension if, on or before August 15, 2023, it completes the Business Combination. If JGGC does not ask the shareholder to approve the Extension, it will not redeem any Public Shares (defined below) submitted for Redemption (defined below) solely in connection with such proposal (but will redeem all Public Shares (defined below) submitted for Redemption in connection with the Business Combination Extraordinary

General Meeting). JGGC intends to hold the Extraordinary General Meeting to approve the (i) Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Extraordinary General Meeting that it may not be able to complete the Business Combination on or before the Original Termination Date, and (ii) the Redemption Limitation Amendment Proposal and file the proposed amendment to its Memorandum and Articles of Association in order to allow JGGC to redeem any Public Shares submitted for redemption, irrespective of whether such redemption would breach the Redemption Limitation.

As contemplated by the Memorandum and Articles of Association, any Member holding JGGC’s Class A Ordinary Shares, issued as part of the units sold in JGGC’s IPO (the “Public Shares”), who is not one of the Sponsor, JGGC’s initial shareholders immediately prior to the consummation of the initial public offering of securities (the “Founders”), or JGGC’s officers or directors, may elect to have their Public Shares redeemed, if either the Extension and/or the Redemption Limitation Amendment Proposal is implemented, for cash in accordance with any applicable requirements provided for herein, provided that no such Member acting together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of JGGC and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to JGGC in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, JGGC shall pay any such redeeming Member, regardless of whether he is voting for or against either the Extension and/or the Redemption Limitation Amendment Proposal, but only in the event that either the Extension and/or Redemption Limitation Amendment Proposal is approved. If either the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of the Business Combination. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC shall not redeem Public Shares that would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions.

Additionally, the Extension and redemptions of the Public Shares are conditional upon either (i) the Redemption Limitation Amendment Proposal being approved and implemented or (ii) in the event the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation not being exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant shareholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Ordinary Shares. Any shares of Class A Ordinary Shares purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals.

On the Record Date, the redemption price per share was approximately $10.60 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $243,902,006.00 as of the Record Date (including interest not previously released to JGGC to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market on July 17, 2023 was $10.60. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same consideration per share than if the share was sold in the open market. JGGC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JGGC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JGGC does not complete the Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC shall not redeem Public Shares that would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions. JGGC will not proceed with the Extension if it completes the Business Combination on or before the Original Termination Date.

If (1) the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023, or (2) the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and notices of redemption exceed the Redemption Limitation, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

If you return your proxy card without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals. To exercise your redemption rights, you must tender your Public Shares to JGGC’s transfer agent at least two business days prior to the Extraordinary General Meeting (unless you have elected to redeem your Public Shares in connection with the Business Combination Extraordinary General Meeting, in which case you do not need to take any additional action as such shares will be automatically submitted for Redemption in connection with the Extraordinary General Meeting). You may tender your Public Shares by (a) delivering a redemption notice to JGGC’s transfer agent, and (b) either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights. Whether or not, or how, you vote on Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, will not affect your eligibility for exercising redemption rights. If the Extension Amendment Proposal is not approved, then no Public Shares will be redeemed in connection with the Extension. Additionally, if the Redemption Limitation Amendment Proposal is not approved, then no Public Shares will be redeemed in connection with the Redemption Limitation.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on the proposal.

Holders of record of the Ordinary Shares at the Record Date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were issued and outstanding 30,666,667 Ordinary Shares. Our issued and outstanding warrants to purchase ordinary shares of JGGC do not have voting rights at the Extraordinary General Meeting.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, JGGC urges you to read this material carefully and vote your shares.

This proxy statement is dated July 26, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Jaguar Global Growth Corporation I

/s/ Gary R. Garrabrant
Gary R. Garrabrant
Chief Executive Officer July 26, 2023

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for Jaguar Global Growth Corporation I, a Cayman Islands exempted company (“JGGC”) and its business, and the timing for and ability of JGGC to complete the business combination (the “Business Combination”) pursuant to that certain Business Combination Agreement, dated as of March 2, 2023, as amended on June 16, 2023, July 7, 2023 and July 18, 2023 and as further amended, amended and restated, supplemented or otherwise modified from time to time (the “Business Combination Agreement”). These statements are based on the beliefs and assumptions of the management of JGGC. Although JGGC believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, JGGC cannot assure you that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on information available as of the date of this proxy statement and JGGC’s management teams’ current expectations, forecasts and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of JGGC and its directors, officers and affiliates. These risks and uncertainties include, but are not limited to:

•

the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, including the previously announced Business Combination;

•	the anticipated benefits of the Business Combination;

•	the amount of redemptions by our public shareholders;

•	disrupted global supply chains and significant volatility and disruption of financial markets;

•	increased expenses associated with being a public company;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•	our pool of prospective target businesses;

•	the ability of our officers and directors to generate a number of potential investment opportunities;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in our Trust Account (as defined below) or available to us from interest income on the Trust Account balance;

•	our financial performance, and

•	other risks and uncertainties indicated in this proxy statement, including under the section entitled “Risk Factors”.

For a further discussion of these and other risk factors that could cause JGGC’s future performance or transactions to difference significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in JGGC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 29, 2023 and in other reports JGGC files with the SEC. Risks regarding the Business Combination are also discussed in the Registration Statement on Form F-4 filed with the SEC by Captivision Inc. (formerly known as Phygital Immersive Limited), a Cayman Islands exempted company limited by shares (“New PubCo”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to JGGC (or to third parties making the forward-looking statements). Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and JGGC undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the extraordinary general meeting (the “Extraordinary General Meeting”), including with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal. The following questions and answers may not include all of the information that is important to JGGC Shareholders. JGGC Shareholders are urged to read carefully this entire proxy statement, including the Annexes attached hereto and the other documents referred to herein. Unless the context otherwise requires, all references in this subsection to “JGGC,” “we,” “us” or “our” refer to the business of Jaguar Global Growth Corporation I prior to the consummation of the Business Combination.

Q:	Why am I receiving this proxy statement?

A:

JGGC Shareholders are being asked to consider and vote upon, to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal, to allow JGGC additional time and flexibility to extend on a month-to-month basis to complete the Business Combination. The JGGC board of directors (the “Board”) is soliciting your proxy to vote for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal at the Extraordinary General Meeting because you owned Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”, and together with the Class A Ordinary Shares, “Ordinary Shares”) at the close of business on July 17, 2023, (the “Record Date”) for the Extraordinary General Meeting, and are therefore entitled to vote at the Extraordinary General Meeting.

Q:	When and where is the Extraordinary General Meeting?

A:

The Extraordinary General Meeting will be held at 601 Brickell Key Drive, Suite 700, Miami, FL 33131, United States, and online via live webcast, at 10:00 am, Eastern Time, on August 11, 2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. The JGGC Extraordinary General Meeting can be accessed virtually by visiting the JGGC meeting website at the following link: https://www.cstproxy.com/jaguarglobalgrowth/ext2023, where our shareholders will be able to listen to the meeting, submit questions and vote online. To attend and participate in the Extraordinary General Meeting virtually, you must register at the JGGC meeting website, which is accessible through the link included above. You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The Conference ID is 7586062#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Q:	Can I attend the Extraordinary General Meeting in person?

A:	Yes. The Extraordinary General Meeting will be held at 601 Brickell Key Drive, Suite 700, Miami,
FL 33131, United States on August 11, 2023.

Q:	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A:

The JGGC Extraordinary General Meeting can be accessed virtually by visiting the JGGC meeting website at the following link: https://www.cstproxy.com/jaguarglobalgrowth/ext2023, where our shareholders will be able to listen to the meeting, submit questions and vote online. To attend and participate in the Extraordinary General Meeting virtually, you must register at the JGGC meeting website, which is accessible through the link included above.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:	JGGC shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend JGGC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which JGGC has to consummate a business combination (the “Extension”) from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s initial public offering of Class A ordinary shares (the “IPO”)) (the “Original Termination Date”) to September 15, 2023 (the “Extended Date”), and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of JGGC’s board of directors (the “Board”), if requested by Jaguar Global Growth Partners I, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred; (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Redemption Limitation Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend, the Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that JGGC shall not redeem public shares to the extent that such redemption would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”) in order to allow JGGC to redeem public shares irrespective of whether such redemptions would breach the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely if necessary (i) to ensure that any required supplement or amendment to this proxy statement is provided to JGGC shareholders, (ii) to permit further solicitation of additional proxies from JGGC shareholders in favor of one or more of the proposals at the Extraordinary General Meeting or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Q:	Are the proposals conditioned on one another?

A:

If the Extension is implemented and one or more JGGC shareholders elect to redeem their JGGC’s Class A Ordinary Shares, issued as part of the units sold in JGGC’s initial public offering (the “Public Shares”) pursuant to the redemption (either in connection with the Extraordinary General Meeting or the extraordinary general meeting of its shareholders to approve the Business Combination (the “Business Combination Extraordinary General Meeting”)), JGGC will remove from the trust account that holds a portion of the proceeds from JGGC’s IPO and the concurrent sale of the 12,450,000 warrants, each exercisable to purchase one Class A Ordinary Share, purchased by Jaguar Global Growth Partners I, LLC, a Delaware limited liability company (the “Sponsor”) for a purchase price of $12,450,000, or $1.00 per warrant in a private placement that closed simultaneously with the IPO (“JGGC Private Placement Warrants”) and that is maintained by Continental, acting as trustee (“Trust Account”) and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for JGGC’s use in connection with consummating the Business Combination on or before the Extended Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC shall not redeem Public Shares that would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions. JGGC will not proceed with the Extension if it completes the Business Combination on or before August 15, 2023 (the Original Termination Date).

Additionally, the Extension and redemptions of the Public Shares are conditional upon either (i) the Redemption Limitation Amendment Proposal being approved and implemented or (ii) in the event the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation not being exceeded.

The Adjournment Proposal is conditioned on JGGC not obtaining the necessary votes for approving the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of such proposals or the Board deciding that it is not necessary or no longer desirable to proceed with the other proposals.

Q:	Why is JGGC proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:

JGGC’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow JGGC additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

While JGGC is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Extraordinary General Meeting, the Board believes that it is in the best interests of JGGC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGC’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Public Shares are redeemed in connection with the Extension Amendment Proposal, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $243,902,006.00 that was in the Trust Account as of the Record Date.

JGGC believes that given JGGC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JGGC is in the best position possible to consummate the Business Combination and that it is in the best interests of JGGC’s shareholders that JGGC obtain the Extension if needed. JGGC believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at the Extraordinary General Meeting. The vote by JGGC shareholders on the Business Combination will occur at the separate Business Combination Extraordinary General Meeting of JGGC shareholders and the solicitation of proxies from JGGC shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of JGGC shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Extraordinary General Meeting or the Business Combination Extraordinary General Meeting.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $243,902,006.00 that was in the Trust Account as of the Record Date. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC shall not redeem Public Shares that would cause JGGC’s net tangible assets to be less than US$5,000,001 following such redemptions.

If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we will not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for JGGC to not be subject to a limitation in respect of the number of Public Shares that can be redeemed in connection with the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our Members to amend the Memorandum and Articles of Association to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,001.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Q:	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

A JGGC Shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting, an abstention from voting or a broker non-vote will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on the proposals.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

JGGC believes shareholders will benefit from JGGC consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which JGGC has to complete a Business Combination until the Extended Date. The Extension would give JGGC additional time to complete the Business Combination.

The Board believes that it is in the best interests of JGGC’s shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGC’s shareholders are otherwise in favor of consummating the Business Combination.

JGGC believes that given JGGC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JGGC is in the best position possible to consummate the Business

Combination and that it is in the best interests of JGGC’s shareholders that JGGC obtain the Extension if needed. JGGC believes the Business Combination will provide significant benefits to its shareholders.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:

If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we will not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate for JGGC to not be subject to a limitation in respect of the number of Public Shares that can be redeemed. Therefore, the Board has determined that it is in the best interests of our Members to amend the Memorandum and Articles of Association to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,001.

If (1) the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023, or (2) the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and notices of redemption exceed the Redemption Limitation, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by JGGC’s shareholders, the chairman of the Extraordinary General Meeting has the power under the Memorandum and Articles to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. The effect of the Adjournment Proposal is to require the chairman to undertake this action, rather than to leave it to his discretion. If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How will the Sponsor vote?

A

Our Sponsor, officers and directors, pursuant to the terms of the Sponsor Support Agreement entered into with New PubCo, JGGC and GLAAM Co., Ltd., a corporation (chusik hoesa) organized under the laws of the Republic of Korea (“GLAAM”), agreed to vote any Founder Shares (as defined below) or Public Shares held by them in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. As a result, in addition to the 7,666,667 Class B Ordinary Shares, par value $0.0001 per share, held by the Founders (“Founder Shares”), we would need 12,777,778, or approximately 55% (assuming all issued and outstanding Ordinary Shares are voted), or none (assuming only the minimum number of shares representing a quorum are voted), of the 23,000,000 Public Shares outstanding as of the Record Date to be voted in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal in order to approve such proposal.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. As a result, in addition to the Founder Shares, we would need 7,666,667, or approximately 33% (assuming all issued and outstanding Ordinary Shares are voted), or none (assuming only the minimum number of shares representing a quorum are voted), of the 23,000,000 Public Shares outstanding as of the Record Date to be voted if necessary, in favor of the Adjournment Proposal.

Accordingly, it is more likely that the necessary approvals by JGGC Shareholders will be received than would be the case if JGGC’s initial shareholders (the “Founders”) had agreed to vote their Ordinary Shares in accordance with the majority of the votes cast by JGGC’s Shareholders.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established. Neither abstentions nor broker non-votes will have any effect on the outcome of the vote on any proposal.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, JGGC does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Extended Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, JGGC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If (1) the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023, or (2) the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and notices of redemption exceed the Redemption Limitation, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

The Sponsor, the officers and directors and the initial shareholders of JGGC waived their rights to participate in any liquidation distribution with respect to the Founder Shares. There will be no distribution from the Trust Account with respect to JGGC’s Warrants or Rights, which will expire worthless in the event JGGC dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, JGGC will continue to attempt to consummate the Business Combination until the Extended Date. JGGC will file an amendment to its Memorandum and Articles of Association with the Cayman Islands Registrar of Companies to delete the (i) existing Article 50.7 thereof and replacing it with the new Article 50.7, (ii) existing Article 50.8 thereof and replacing it with the new Article 50.8, and (iii) existing Article 50.10 thereof and replacing it with the new Article 50.10 in the form set forth in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $243,902,006.00 that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares (in connection with either the Extraordinary General Meeting or the Business Combination Extraordinary General Meeting) will reduce the amount remaining in the Trust Account and increase the percentage interest of JGGC held by JGGC’s officers, directors, the Sponsor and its affiliates. In addition, JGGC’s Memorandum and Articles of Association provide that JGGC cannot redeem or repurchase Public Shares to the extent such redemption would result in JGGC’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Business Combination in accordance with JGGC’s Memorandum and Articles of Association. As a result, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC will not proceed with the Extension if JGGC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, JGGC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If (1) the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023, or (2) the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and notices of redemption exceed the Redemption Limitation, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Q:	If the Redemption Limitation Amendment Proposal is approved, what happens next?

A:

If the Redemption Limitation Amendment Proposal is approved, JGGC will file an amendment to its Memorandum and Articles of Association with the Cayman Islands Registrar of Companies to delete the (i) existing Article 50.2 thereof and replacing it with the new Article 50.2, (ii) existing Article 50.4 thereof and replacing it with the new Article 50.4, (iii) existing Article 50.5 thereof and replacing it with the new Article 50.5, and (iv) existing Article 50.8 thereof and replacing it with the new Article 50.8 in the form set forth in Annex B hereto for JGGC not to be subject to the Redemption Limitation. If the Redemption Limitation Amendment Proposal is approved, JGGC will no longer be subject to the Redemption Limitation and would be able to redeem Public Shares as provided in this proxy statement even when such redemption would cause JGGC’s net tangible assets to be less than US$5,000,001.

Q:	What happens if there are sufficient votes to approve the Redemption Limitation Amendment Proposal but there are not sufficient votes to approve the Extension Amendment Proposal?

A:

If there are sufficient votes to approve the Redemption Limitation Amendment Proposal but there are not sufficient votes to approve the Extension Amendment Proposal, we may i) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or ii) proceed with the Redemption Limitation Amendment Proposal and the redemption of Public Shares in connection therewith.

Q:	What happens if there are sufficient votes to approve the Extension Amendment Proposal but there are not sufficient votes to approve the Redemption Limitation Amendment Proposal?

A:

If there are sufficient votes to approve the Extension Amendment Proposal but there are not sufficient votes to approve the Redemption Limitation Amendment Proposal, we may i) if redemptions would not exceed the Redemption Limitation, a) proceed with the Extension and the redemption of Public Shares in connection therewith or b) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or ii) if redemptions would exceed the Redemption Limitation, a) present the Adjournment Proposal to permit further solicitation and vote of proxies in order to secure approval of both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal or b) present the Adjournment Proposal to indefinitely adjourn the Extraordinary General Meeting.

Q:	Am I able to exercise my redemption rights in connection with the Business Combination?

A:

Public Shareholders may require JGGC to redeem their Public Shares upon consummation of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to JGGC to pay its tax obligations, divided by the number of then issued and outstanding Public Shares.

There will be no redemption rights with respect to the outstanding warrants to purchase ordinary shares of JGGC (“JGGC Warrants”) and the rights entitling the holder thereof to receive one-twelfth of one Class A Ordinary Share per right upon the consummation by JGGC of an initial business combination. No fractional shares will be issued upon conversion of JGGC Rights, so holders must hold rights in denominations of 12 in order to receive a Class A Ordinary Share (“JGGC Rights”).

The Sponsor has agreed, in partial consideration of receiving its Founder Shares, to waive its redemption rights with respect to its Founder Shares and any Public Shares that it may have acquired during or after IPO in connection with the consummation of our initial business combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on funds in the Trust Account of $240,562,196.88 on March 31, 2023, the estimated per share redemption price would have been approximately $10.46. This is greater than the $10.00 IPO price of the units sold in the IPO (including pursuant to the overallotment option), each consisting of one Class A Ordinary Share, one JGGC Right and one-half of one JGGC Public Warrant (“JGGC Units”). Additionally, Public Shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise, JGGC will redeem all of the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, subject to applicable law.

Holders of our outstanding JGGC Warrants will not have redemption rights with respect to such warrants. Assuming the closing JGGC Public Warrant price on Nasdaq of $0.10 as of March 31, 2023, the aggregate fair value of JGGC Public Warrants that can be retained by the Public Shareholders (including redeeming shareholders), is $1,150,000. The actual market price of the JGGC Public Warrants may be higher or lower on the date that a JGGC Warrantholder seeks to sell such JGGC Public Warrants. Additionally, we cannot assure JGGC Warrantholders that they will be able to sell their JGGC Public Warrants in the open market as there may not be sufficient liquidity in such securities when a JGGC Warrantholder wishes to sell their JGGC Public Warrants.

Q:	If I vote for or against the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal, and I elect to redeem, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote for or against the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your redemption rights whether you vote your Public Shares for or against the proposals or do not vote your shares. As a result, the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal can be approved by JGGC Shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer shareholders, less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to Morrow Sodali LLC at the following address 333 Ludlow Street, 5th Floor, South Tower Stamford, CT 06902, prior to the vote at the Extraordinary General Meeting, or attend the Extraordinary General Meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to the same address, provided such revocation is received prior to the vote at the Extraordinary General Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on the proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining the presence of a quorum at the Extraordinary General Meeting, but will have no effect on the proposals. However, absent a demand for redemption, in no event will a broker non-vote alone also have the effect of exercising your redemption rights for a pro rata portion of the Trust Account, and therefore no shares as to which any such broker non-vote occurs will be redeemed in connection with the proposed Business Combination.

Q:	What constitutes a quorum at the Extraordinary General Meeting?

A:

Holders of one-third of the Ordinary Shares issued and outstanding and entitled to vote at the Extraordinary General Meeting, present in person or represented by proxy or, if a corporation, by its duly authorized representative, constitute a quorum. If within half an hour from the time appointed for the Extraordinary General Meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place, or to such other day and at such other time and place as the JGGC board of directors may determine and if, at such adjourned meeting, a quorum is not present within half an hour from the time appointed for holding the adjourned meeting, the JGGC Shareholders present shall constitute a quorum.

As of July 17, 2023, the Record Date for the Extraordinary General Meeting, 10,222,222 Ordinary Shares would be required to achieve a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Q:	How do I vote?

A:

If you were a holder of record of Ordinary Shares on July 17, 2023, the Record Date for the Extraordinary General Meeting of JGGC Shareholders, you may vote with respect to the applicable proposals in person at the Extraordinary General Meeting or by completing, signing, dating and returning the accompanying proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Board has determined that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are in the best interests of JGGC and its shareholders. The Board recommends that JGGC’s shareholders vote “FOR” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of JGGC and its shareholders and recommends that JGGC’s shareholders vote “FOR” the Adjournment Proposal.

Q:	What interests do JGGC’s directors and officers have in the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A:

JGGC’s directors and officers have interests in the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of JGGC shareholders” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to JGGC’s shareholders in connection with the Extension Amendment Proposal.

Regardless of whether dissenters’ rights are or are not available, Public Shareholders can exercise their redemption rights as described herein. The JGGC board of directors has determined that the redemption proceeds payable to Public Shareholders who exercise their redemption rights represent the fair value of the Public Shares. See “The Extraordinary General Meeting of JGGC Shareholders—Redemption Rights” in this proxy statement for a detailed description of the procedures to be followed if you wish to redeem your Public Shares for cash.

Q:	If I am a holder of Public Warrants or Public Rights, can I exercise redemption rights with respect to my Public Warrants?

A:	No. There are no redemption rights with respect to the JGGC Warrants.

Q:	What do I need to do now?

A:

You are urged to carefully read and consider the information contained in this proxy statement, including the Annexes attached hereto, and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the accompanying proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must, prior to 10:00 am, Eastern Time, on August 9, 2023 (two business days before the scheduled date of the Extraordinary General Meeting), (i) submit a written request to the Transfer Agent that JGGC redeem your Public Shares for cash, and (ii) tender or deliver your Public Shares (and share certificates (if any) and any other redemption forms) to the Transfer Agent electronically through Depository Trust Company’s (“DTC”). The address of Continental, the Transfer Agent, is listed under the question “Who can help answer my questions?” below. JGGC requests that any requests for redemption include the identity as to the beneficial owner making such request.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with JGGC’s consent, until the vote is taken with respect to these proposals. If you tendered your Public Shares for redemption to the Transfer Agent and decide within the required timeframe not to exercise your redemption rights, you may request that JGGC’s Transfer Agent return the shares (electronically). You may make such request by contacting JGGC’s Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?”.

Q:	What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:

JGGC will pay the cost of soliciting proxies for the Extraordinary General Meeting. JGGC has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. JGGC has agreed to pay a fee of $30,000. JGGC will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. JGGC’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the accompanying proxy card you should contact JGGC’s proxy solicitor, Morrow Sodali LLC:

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: JGGC.info@investor.morrowsodali.com

RISK FACTORS

In addition to risk factors below, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our SEC filings and below are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, JGGC can provide no assurances that our initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control, including completion of the SEC review process. If the Extension Amendment Proposal is approved, JGGC expects to seek shareholder approval of our Business Combination.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The completion of the Business Combination is also subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Business Combination Agreement. If these conditions are not satisfied or if the Business Combination Agreement is otherwise terminated, we may be unable to close our initial business combination within the requisite time period.

If We Are Deemed To Be An Investment Company Under The Investment Company Act, We May Be Required To Institute Burdensome Compliance Requirements And Our Activities May Be Restricted, Which May Make It Difficult For Us To Complete Our Initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities,

•	each of which may make it difficult for us to complete our initial business combination.

•	In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our principal activities subject us to the Investment Company Act. Since the Initial Public Offering, the proceeds have been and will only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A Ordinary Shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the completion window or (B) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares; or (iii) absent our completing an initial business combination within the completion window, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we have not consummated our initial business combination within the required time period, our public shareholders may receive only approximately $10.45 per public share (based on the amount in the Trust Account as of March 31, 2023), or less in certain circumstances, on the liquidation of our Trust Account and our Rights and Warrants will expire worthless.

Each of the parties to the Business Transaction is a non-U.S. entity, therefore, the Business Combination may be reviewed by the Committee on Foreign Investment in the United States (CFIUS) and other regulatory authorities that have authority to recommend the transaction be enjoined, suspended or prohibited, which may require JGGC to liquidate.

Each of the parties to the Business Transaction is a non-U.S. entity. JGGC is a Cayman Island exempted company, The Sponsor is a Delaware limited liability company and is not controlled by, and does not have any substantial ties to, any non-U.S. person , New PubCo is a Cayman Island exempted company, Jaguar Global Growth Korea Co., Ltd is a stock corporation (chusik hoesa) organized under the laws of the Republic of Korea and is a wholly owned direct subsidiary, and GLAAM Co., Ltd.’s shareholder base is comprised primarily of non-U.S. persons. Therefore, the Business Combination and related transactions may be reviewed by the Committee on Foreign Investment in the United States (“CFIUS”) or the government of other countries. CFIUS is a committee comprised of multiple U.S. government agencies authorized to review and investigate certain investments in U.S. businesses by foreign persons for their risk to U.S. national security. Without predicting whether the Business Combination will be reviewed by CFIUS, the timeline for CFIUS review would be determined under Section 721 of the Defense Production Act of 1950, as amended (the “DPA”), and regulations implementing the DPA promulgated by CFIUS. Depending on the type of filing, CFIUS reviews and investigations can take between 30 to 90 days from the acceptance of a submission, or even longer in some cases, including if CFIUS were to refer the matter to the President of the United States. CFIUS has authority to require mitigation measures as a condition of clearance of a transaction. CFIUS may also recommend that the President suspend or prohibit a transaction under the authority provided by the DPA, including ordering a full or partial divestiture if the parties have already completed their investment. CFIUS may also order a suspension of a transaction to prevent parties from closing until CFIUS has completed its review.

A long delay pending review/investigation, a suspension or an outright prohibition could affect our ability to close the Business Combination and because JGGC has only a limited time to complete its initial business combination, its failure to obtain any required approvals within the requisite time period may require JGGC to liquidate. If (1) the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023 or (2) the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and notices of redemption exceed the Redemption Limitation, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the JGGC board of directors, dissolve and liquidate, subject in each case to JGGC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

JGGC is expecting to consummate the Business Combination with GLAAM Co., Ltd., whose businesses are substantially based outside of the U.S. As a result, JGGC does not expect the Business Combination to result in “control” of a “U.S. business” by a “foreign person” under the CFIUS. If, however, JGGC decides not to proceed with the Business Combination with GLAAM Co., Ltd., or the Business Combination is terminated or abandoned and JGGC has to pursue an alternative business combination, the significant ties to non-U.S. persons may impact JGGC in numerous aspects, including the possibility that the pool of potential targets with which JGGC could complete an initial business combination may be limited.

If the Redemption Limitation Amendment Proposal is not approved and JGGC’s net tangible assets continue to be less than $5,000,001 upon the consummation of the Business Combination, the Memorandum and Articles of Association would prevent JGGC from being able to consummate the Business Combination even if all other conditions to closing are met.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow JGGC to redeem any Public Shares submitted for redemption, irrespective of whether such redemption would breach the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that JGGC’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Memorandum and Articles of Association would prevent JGGC from being able to consummate the Business Combination even if all other conditions to closing are met.

EXTRAORDINARY GENERAL MEETING OF JGGC SHAREHOLDERS

For purposes of this section, “we,” “us” or “our” refer to JGGC, unless the context otherwise requires.

The JGGC Extraordinary General Meeting

We are furnishing this proxy statement to you as part of the solicitation of proxies by the JGGC board of directors for use at the Extraordinary General Meeting to be held on August 11, 2023, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about

July 26, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 601 Brickell Key Drive, Suite 700, Miami, FL 33131, United States, and online via live webcast, at 10:00 am, Eastern Time, on August 11, 2023, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. The JGGC Extraordinary General Meeting can be accessed virtually by visiting the JGGC meeting website at the following link: https://www.cstproxy.com/jaguarglobalgrowth/ext2023, where our shareholders will be able to listen to the meeting, submit questions and vote online. To attend and participate in the Extraordinary General Meeting virtually, you must register at the JGGC meeting website, which is accessible through the link included above. You may also attend the Extraordinary General Meeting telephonically by dialing 1800-450-7155 (toll-free within the U.S. and Canada) or +1857-999-9155 (outside of the U.S. and Canada, standard rates apply). The Conference ID is 7586062#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, JGGC shareholders will consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend the Memorandum and Articles of Association to extend the Termination Date by which JGGC has to consummate a business combination from August 15, 2023 (the date which is 18 months from the closing date of JGGC’s IPO) to September 15, 2023, and to allow JGGC, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after the Original Termination Date, unless the closing of JGGC’s business combination has occurred;

2.

Proposal No. 2 — Redemption Limitation Amendment Proposal — To consider and vote upon, as a special resolution, a proposal to amend, the Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow JGGC to redeem Public Shares irrespective of whether such redemptions would breach the Redemption Limitation; and

3.

Proposal No. 3 — Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely if necessary (i) to ensure that any required supplement or amendment to this proxy statement is provided to JGGC shareholders, (ii) to permit further solicitation of additional proxies from JGGC shareholders in favor of one or more of the proposals at the Extraordinary General Meeting or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned Ordinary Shares at the close of business on July 17, 2023, which is the Record Date for the Extraordinary General Meeting of JGGC Shareholders. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 30,666,667 Ordinary Shares outstanding, of which 23,000,000 were Class A Ordinary Shares and 7,666,667 were Class B Ordinary Shares.

Our Sponsor and our officers and directors have agreed to vote all of their Founder Shares and any Public Shares acquired by them in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Adjournment Proposal. Our issued and outstanding Warrants do not have voting rights at the Extraordinary General Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Vote Required for Shareholder Proposals

A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if holders of one-third of the Ordinary Shares outstanding and entitled to vote at the Extraordinary General Meeting is represented in person or by proxy or, if a corporation, by its duly authorized representative. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of holders of a majority of the issued Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Voting Your Shares

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

If you are a holder of record, there are two ways to vote your Ordinary Shares at the Extraordinary General Meeting:

•

You can vote by completing, signing and returning the accompanying proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted, as recommended by the JGGC board of directors. With respect to each proposal for the Extraordinary General Meeting, that means voting “FOR” for each.

•

You can attend the Extraordinary General Meeting and vote. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may contact our proxy solicitor, Morrow Sodali LLC:

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: JGGC.info@investor.morrowsodali.com

Abstentions and Broker Non-Votes

Brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Revocability of Proxies

JGGC Shareholders may send a later-dated, signed proxy card to Morrow Sodali LLC at 333 Ludlow Street, 5th Floor, South Tower Stamford, CT 06902, so that it is received by Morrow Sodali LLC prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on August 11, 2023). JGGC Shareholders also may revoke their proxy by sending a notice of revocation to Morrow Sodali LLC, which must be received by JGGC prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, we are providing our shareholders with the opportunity to have their Public Shares redeemed if either the Extension and/or Redemption Limitation Amendment Proposal is approved and one or more JGGC shareholders elect to redeem their Public Shares pursuant to the Redemption (either in connection with the Extraordinary General Meeting or the Business Combination Extraordinary General Meeting). JGGC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for JGGC’s use in connection with consummating the Business Combination on or before the Extended Date. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of March 31, 2023 of $240,562,196.88, the estimated per share redemption price would have been approximately $10.46. Public Shareholders may elect to redeem their Public Shares even if they vote for the proposals. The Memorandum and Articles of Associations provide that a Public Shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any Class A Ordinary Shares, will be restricted from exercising this redemption rights in an amount of shares exceeding 15% of the

Public Shares in the aggregate without our prior consent.

Additionally, the Extension and redemptions of the Public Shares are conditional upon either (i) the Redemption Limitation Amendment Proposal being approved and implemented or (ii) in the event the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation not being exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants or sponsor loans, (c) entering into non-redemption agreements with certain of our significant shareholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Ordinary Shares. Any shares of Class A Ordinary Shares purchased by the Sponsor in the open market or from us would not be voted in connection with any of the proposals.

The Sponsor, New PubCo, GLAAM and JGGC’s officers and directors have entered into the Sponsor Support Agreement with us pursuant to which the Sponsor Parties (as defined in the Sponsor Support Agreement) have agreed to, among other things, waive their redemption rights with respect to their Founder Shares and any Public Shares they may have acquired after the IPO in connection with consummation of the Business Combination. Permitted transferees of the Sponsor Parties will be subject to the same obligations.

Each redemption of Public Shares by Public Shareholders will decrease the amount in our Trust Account, which held $240,562,196.88 as of March 31, 2023.

Holders of our outstanding JGGC Warrants will not have redemption rights with respect to such warrants. Assuming the closing JGGC Public Warrant price on Nasdaq of $0.10 as of March 31, 2023, the aggregate fair value of JGGC Public Warrants that can be retained by the Public Shareholders (including redeeming shareholders), is $1,150,000. The actual market price of the JGGC Public Warrants may be higher or lower on the date that a JGGC Warrantholder seeks to sell such JGGC Public Warrants. Additionally, we cannot assure JGGC Warrantholders that they will be able to sell their JGGC Public Warrants in the open market as there may not be sufficient liquidity in such securities when a JGGC Warrantholder wishes to sell their JGGC Public Warrants. Further, while the level of redemptions of Public Shares will not directly change the value of the JGGC Public Warrants because JGGC Public Warrants will remain outstanding regardless of the level of redemptions, as redemptions of Public Shares increase, JGGC Warrantholders who exercise such JGGC Public Warrants will ultimately own a greater interest in New PubCo because there would be fewer shares outstanding overall.

In order to exercise your redemption rights, you must:

•

if you hold your Public Shares through JGGC Units, elect to separate your JGGC Units into the underlying Public Shares, JGGC Rights and JGGC Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

•

prior to 10:00 am, Eastern Time, on (two business days before the scheduled date of the Extraordinary General Meeting), tender your shares electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, the Transfer Agent, to the attention of SPAC Redemptions or by email at spacredemptions@continentalstock.com; and

•

deliver your Public Shares (and share certificates (if any) along with any other redemption forms) electronically through DTC to the Transfer Agent at least two business days before the scheduled date of the Extraordinary General Meeting. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Holders of outstanding JGGC Units must separate the underlying Public Shares, JGGC Rights and JGGC Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If a broker, dealer, commercial bank, trust company or other nominee holds your JGGC Units, you must instruct such nominee to separate your JGGC Units. Your nominee must send written instructions by facsimile to Continental. Such written instructions must include the number of JGGC Units to be split and the nominee holding such JGGC Units. Your nominee must also initiate electronically, using DTC’s Deposit Withdrawal At Custodian system, a withdrawal of the relevant JGGC Units and a deposit of Public Shares, JGGC Rights and JGGC Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the JGGC Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Prior to exercising redemption rights, shareholders should review the market price of our Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of JGGC, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of Class A Ordinary Shares or JGGC Warrants in connection with any of the proposals.

Solicitation of Proxies

We will pay the cost of soliciting proxies for the Extraordinary General Meeting. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay a fee of $30,000. We will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. We also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Share Ownership

As of the Record Date, our Sponsor and JGGC’s independent directors collectively owned approximately 25% of the issued and outstanding Ordinary Shares. Our Sponsor and JGGC’s independent directors have agreed to vote all of their Ordinary Shares in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

JGGC is proposing to amend its Memorandum and Articles of Association to extend the date by which JGGC has to consummate a Business Combination to the Extended Date so as to give JGGC additional time to complete the Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of JGGC is attached to this proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under JGGC’s Memorandum and Articles of Association.

The Business Combination Extraordinary General Meeting is scheduled to be held to approve the Business Combination. While JGGC is using its best efforts to complete the Business Combination on or before the Original Termination Date and on or before the date of the Extraordinary General Meeting, the Board believes that it is in the best interests of JGGC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGC’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $ 243,902,006.00 that was in the Trust Account as of the Record Date.

JGGC believes that given JGGC ’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JGGC is in the best position possible to consummate the Business Combination and that it is in the best interests of JGGC ’s shareholders that JGGC obtain the Extension if needed. JGGC believes the Business Combination will provide significant benefits to its shareholders.

On the Record Date, the redemption price per share was approximately $10.60 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $243,902,006.00 as of the Record Date (including interest not previously released to JGGC to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market on July 17, 2023 was $10.60. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same consideration per share than if the share was sold in the open market. JGGC cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. JGGC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if JGGC does not complete the Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

JGGC’s Memorandum and Articles of Association provide that JGGC has until the Original Termination Date to complete a Business Combination. JGGC and its officers and directors agreed that, in accordance with JGGC’s Memorandum and Articles of Association, they would not seek to amend JGGC’s Memorandum and

Articles of Association to allow for a longer period of time to complete a Business Combination unless JGGC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While JGGC is using its best efforts to complete the Business Combination on or before the Original Termination Date and on or before the date of the Extraordinary General Meeting, the Board believes that it is in the best interests of JGGC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGC shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $243,902,006.00 that was in the Trust Account as of the Record Date.

The Extension Amendment Proposal is essential to allowing JGGC additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Original Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. JGGC will not proceed with the Extension if JGGC will not have at least $5,000,001 of net tangible assets following approval of the Extension, unless the Redemption Limitation Amendment Proposal is approved and implemented.

JGGC believes that given JGGC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JGGC is in the best position possible to consummate the Business Combination and that it is in the best interests of JGGC’s shareholders that JGGC obtain the Extension if needed. JGGC believes the Business Combination will provide significant benefits to its shareholders.

If JGGC’s shareholders approve the Business Combination at the Business Combination Extraordinary General Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Original Termination Date, then JGGC intends to use its best efforts to complete the Business Combination on or before the Original Termination Date. JGGC will indefinitely adjourn the Extraordinary General Meeting and will not ask the shareholders to approve the Extension if, on or before August 15, 2023, it completes the Business Combination. If JGGC does not ask the shareholders to approve the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Extraordinary General Meeting (but will redeem all Public Shares submitted for Redemption in connection with the Business Combination Extraordinary General Meeting). JGGC intends to hold the Extraordinary General Meeting to approve the Extension and file the proposed amendment to its Memorandum and Articles of Association only if it has determined as of the time of the Extraordinary General Meeting that it may not be able to complete the Business Combination on or before the Original Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, August 15, 2023, then as contemplated by and in accordance with the Memorandum and Articles of Association, JGGC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to JGGC (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of JGGC’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

The Sponsor, the officers and directors and the initial shareholders of JGGC waived their rights to participate in any liquidation distribution with respect to the 7,666,667 Founder Shares held by them. There will be no distribution from the Trust Account with respect to JGGC’s warrants or Rights, which will expire worthless in the event JGGC dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, JGGC will continue to attempt to consummate the Business Combination until the Extended Date. JGGC will file an amendment to its Memorandum and Articles of Association with the Cayman Islands Registrar of Companies to delete the (i) existing Article 50.7 thereof and replacing it with the new Article 50.7, (ii) existing Article 50.8 thereof and replacing it with the new Article 50.8, and (iii) existing Article 50.10 thereof and replacing it with the new Article 50.10 in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. JGGC will then continue to attempt to consummate a Business Combination until the Extended Date. JGGC will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and its Units, Ordinary Shares, Public Warrants and Rights will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Extraordinary General Meeting. The vote by JGGC shareholders on the Business Combination will occur at the separate Business Combination Extraordinary General Meeting of JGGC shareholders and the solicitation of proxies from JGGC shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of JGGC shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement. If you want to ensure your Public Shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with either the Extraordinary General Meeting or the Business Combination Extraordinary General Meeting.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $243,902,006.00 that was in the Trust Account as of the Record Date. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC will not proceed with the Extension if JGGC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, we are providing our shareholders with the opportunity to have their Public Shares redeemed if the Extension is implemented and one or more JGGC shareholders elect to redeem their Public Shares pursuant to the Redemption (either in connection with the Extraordinary General Meeting or the Business Combination Extraordinary General Meeting). JGGC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for JGGC’s use in connection with consummating the Business Combination on or before the Extended Date. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of March 31, 2023 of $240,562,196.88, the estimated per share redemption price would have been approximately $10.46. Public Shareholders may elect to redeem their Public Shares even if they vote for the proposals. The Memorandum and Articles of Association provide that a Public Shareholder, acting together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any Class A Ordinary Shares, will be restricted from exercising this redemption rights in an amount of shares exceeding 15% of the Public Shares in the aggregate without our prior consent. There will be no redemption rights with respect to the JGGC Warrants.

Each redemption of Public Shares by Public Shareholders will decrease the amount in our Trust Account, which held $240,562,196.88 as of March 31, 2023.

Holders of our outstanding JGGC Warrants will not have redemption rights with respect to such warrants. Assuming the closing JGGC Public Warrant price on Nasdaq of $0.10 as of March 31, 2023, the aggregate fair value of JGGC Public Warrants that can be retained by the Public Shareholders (including redeeming shareholders), is $1,150,000. The actual market price of the JGGC Public Warrants may be higher or lower on the date that a JGGC Warrantholder seeks to sell such JGGC Public Warrants. Additionally, we cannot assure JGGC Warrantholders that they will be able to sell their JGGC Public Warrants in the open market as there may not be sufficient liquidity in such securities when a JGGC Warrantholder wishes to sell their JGGC Public Warrants. Further, while the level of redemptions of Public Shares will not directly change the value of the JGGC Public Warrants because JGGC Public Warrants will remain outstanding regardless of the level of redemptions, as redemptions of Public Shares increase, JGGC Warrantholders who exercise such JGGC Public Warrants will ultimately own a greater interest in New PubCo because there would be fewer shares outstanding overall.

In order to exercise your redemption rights, you must:

•

if you hold your Public Shares through JGGC Units, elect to separate your JGGC Units into the underlying Public Shares, JGGC Rights and JGGC Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

•

prior to 10:00 am, Eastern Time, on (two business days before the scheduled date of the Extraordinary General Meeting), tender your shares electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, the Transfer Agent, to the attention of SPAC Redemptions or by email at spacredemptions@continentalstock.com; and

•

deliver your Public Shares (and share certificates (if any) along with any other redemption forms) electronically through DTC to the Transfer Agent at least two business days before the scheduled date of the Extraordinary General Meeting. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Holders of outstanding JGGC Units must separate the underlying Public Shares, JGGC Rights and JGGC Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If a broker, dealer, commercial bank, trust company or other nominee holds your JGGC Units, you must instruct such nominee to separate your JGGC Units. Your nominee must send written instructions by facsimile to

Continental. Such written instructions must include the number of JGGC Units to be split and the nominee holding such JGGC Units. Your nominee must also initiate electronically, using DTC’s Deposit Withdrawal At Custodian system, a withdrawal of the relevant JGGC Units and a deposit of Public Shares, JGGC Rights and JGGC Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the JGGC Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Prior to exercising redemption rights, shareholders should review the market price of our Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. JGGC anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of JGGC, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

Certain Material U.S. Federal Income Tax Consequences

The following is a discussion of material U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that are shareholders of Public Shares, and elect to have their Public Shares redeemed for cash. This discussion addresses only U.S. Holders of Public Shares that hold such securities as capital assets within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:

•	the Sponsor or JGGC’s officers or directors or any affiliate thereof;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of JGGC’s voting shares or five percent or more of the total value of any class of JGGC’s shares;

•

persons that acquired Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes, or beneficial owners of partnerships or other pass-through entities or arrangements;

•	persons required to accelerate the recognition of any item of gross income with respect to Public Shares as a result of such income being recognized on an applicable financial statement;

•	persons that hold Public Shares in connection with a trade or business conducted outside the United States;

•	controlled foreign corporations or passive foreign investment companies; or

•	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

JGGC has not and does not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the Business Combination or an exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships (or other entity or arrangement classified as a partnership or other pass-through entity for U.S. federal income tax purposes) or persons who hold Public Shares through such entities or arrangements. If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Business Combination and an exercise of redemption rights to them.

For purposes of this discussion, because any JGGC Unit consisting of one Public Share, one JGGC Right, and one-half of one JGGC Public Warrant, is separable at the option of the holder, a U.S. Holder of a JGGC Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share, JGGC Right, and one-half of one JGGC Public Warrant components, and the discussion below with respect to actual U.S. Holders of Public Shares, JGGC Rights, and JGGC Public Warrants also should apply to U.S. Holders of JGGC Units (as the deemed owners of the underlying Public Shares, JGGC Rights, and JGGC Public Warrants that constitute the JGGC Units). Under this treatment, the separation of a JGGC Unit in connection with the consummation of the Business Combination generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position. U.S. Holders of Public Shares, JGGC Rights, and JGGC Public Warrants are urged to consult their tax advisors concerning the U.S. federal, state, local and any foreign tax consequences of the transactions contemplated by the Business Combination (including any redemption of Public Shares for cash) with respect to any Public Shares, JGGC Rights, and JGGC Public Warrants held through a JGGC Unit (including alternative characterizations of a JGGC Unit).

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Public Shares, who or that is for U.S. federal income tax purposes, (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to the U.S. federal income taxation regardless of its source; or (iv) a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person. The term U.S. Holder does not include an entity treated as a partnership for U.S. federal income tax purposes.

EACH U.S. HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Considerations for U.S. Holders Exercising Redemption Rights

In the event that a U.S. Holder of Public Shares exercises such holder’s right to have such holder’s Public Shares redeemed pursuant to the redemption provisions described herein, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of such stock pursuant to Section 302 of the Code or whether the U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If the redemption qualifies as a sale of stock, a U.S. Holder will be treated as described below under the section entitled “Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of stock, a U.S. Holder will be treated as receiving a distribution with the tax consequences as described below under the section entitled “Taxation of Distributions.”

Whether a redemption qualifies for sale treatment will depend largely on the total number of Public Shares treated as held (including, in some cases, indirectly) by the U.S. Holder (including any Public Shares constructively owned by the U.S. Holder as a result of, among other things, owning JGGC Rights or JGGC Public Warrants) relative to all of the shares of JGGC stock both before and after the redemption. The redemption of stock generally will be treated as a sale of the stock (rather than as a corporate distribution) if the redemption is “substantially disproportionate” with respect to the U.S. Holder, results in a “complete termination” of the U.S. Holder’s interest in JGGC or is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also stock that is constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to JGGC Rights or the exercise of JGGC Public Warrants.

The redemption of Public Shares will be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting (and common) shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting (and common) shares that such U.S. Holder actually or constructively owned immediately before the redemption (and, immediately following the redemption, the U.S. Holder actually and constructively owns less than 50% of the entity’s total combined voting power). Prior to the Business Combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the stock in JGGC actually or constructively owned by such U.S. Holder is redeemed or (ii) all of the stock in JGGC actually owned by such U.S. Holder is redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and such U.S. Holder does not constructively (including indirectly) own any other stock and certain other requirements are met. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in JGGC. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest in JGGC will depend on the particular facts and circumstances applicable to it. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation which shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Public Shares should be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder should be as described below under the section entitled “Taxation of Distributions.”

A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption of its Public Shares.

Gain or Loss on Sale, Taxable Exchange, or other Taxable Disposition of Public Shares

Subject to the discussion of the PFIC rules below, if the redemption qualifies as a sale of stock by the U.S. Holder under Section 302 of the Code, the U.S. Holder generally will be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the adjusted tax basis of the Public Shares redeemed. Such gain or loss should be treated as capital gain or loss and generally would be long-term capital gain or loss if the U.S. Holder’s holding period for such shares exceeds one year. It is unclear, however, whether the redemption rights of a U.S. Holder with respect to the Public Shares may suspend the running of the applicable holding period for this purpose. Net short-term capital gain generally is taxed at regular ordinary income tax rates. Long-term capital gain recognized by non-corporate U.S. Holders may be taxed at reduced rates. The deductibility of capital losses is subject to limitations. A U.S. Holder’s adjusted tax basis in such holder’s Public Shares generally will equal the cost of such shares. A U.S. Holder that purchased JGGC Units would have been required to allocate the cost between the Public Shares, JGGC Rights, and the JGGC Public Warrants comprising the JGGC Units based on their relative fair market values at the time of the purchase. U.S. Holders who hold different blocks of Public Shares (whether purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Taxation of Distributions

If the redemption does not qualify as a sale of stock under Section 302 of the Code, then the U.S. Holder will be treated as receiving a corporate distribution. Subject to the discussion of the PFIC rules below, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from JGGC’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from domestic corporations. Further, such dividends will generally be treated as foreign-source dividend income. Dividends received by non-corporate U.S. Holders (including individuals) may be taxable at preferential rates applicable to “qualified dividend income,” provided that certain holding period requirements and other conditions are satisfied, including that the Public Shares are readily tradable on an established securities market in the United States. However, qualified dividend income treatment will not apply if New PubCo (or its predecessor JGGC) is treated as a PFIC with respect to the U.S. Holder for the taxable year in which a dividend is paid or the preceding taxable year (and such treatment will not apply even if a QEF election (as defined below) is made). See discussion below under “PFIC Considerations.”

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public

Shares and will be treated as described above in the section “Gain or Loss on Sale, Taxable Exchange, or other Taxable Disposition of Public Shares.” After the application of the foregoing rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or if the Public Shares actually owned by such U.S. Holder are completely redeemed, to such U.S. Holder’s basis in its JGGC Rights or Public Warrants or possibly to the basis of Public Shares constructively owned by such U.S. Holder.

Please note that, if we are a PFIC, the rules described in this section will be modified by the PFIC rules and any gain may instead be treated as ordinary income and U.S. Holders may be subject to additional tax amounts. See discussion below under “PFIC Considerations.” U.S. Holders of Public Shares should consult with their tax advisors as to the tax consequences of any redemption of Public Shares, including with respect to their holding period in the Public Shares and other matters relevant to obtaining reduced rates of taxation on redemption proceeds treated as dividends for U.S. federal income tax purposes.

ALL U.S. HOLDERS CONSIDERING EXERCISING REDEMPTION RIGHTS WITH RESPECT TO THEIR PUBLIC SHARES SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE POTENTIAL TAX CONSEQUENCES TO THEM OF THE BUSINESS COMBINATION.

PFIC Considerations

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year of the foreign corporation, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value (a “Look-Through Subsidiary”), is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including such foreign corporation’s pro rata share of the assets of any Look-Through Subsidiary (and excluding the value of the shares held in such corporation), are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of New PubCo

Following the merger of JGGC with and into New PubCo (with New PubCo surviving the merger) (the “Merger”), provided that the Merger qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, New PubCo will be treated as the successor to JGGC for U.S. federal income tax purposes, and for the taxable year that includes the Business Combination and subsequent taxable years, the PFIC income and asset tests will be applied based on the assets and activities of the combined company.

It is uncertain whether JGGC will be eligible for the startup exception. If it is not eligible for the startup exception, based on the composition of its income and assets, JGGC will likely be considered a PFIC for the taxable years ended on December 31, 2021 and December 31, 2022. Absent certain elections described below, a determination that that JGGC was a PFIC for any taxable year in which a U.S. Holder holds shares in such entity will generally continue to apply to such U.S. Holder for subsequent years in which such U.S. Holder continues to hold shares in such entity (including a successor entity), whether or not such entity continues to be a PFIC.

Application of PFIC Rules

If JGGC is determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period in Public Shares (or, for purposes of any redemption of JGGC Class A Ordinary Shares, in a redeeming U.S. Holder’s holding period in such shares), then such holder will generally be subject to special rules (the “Default PFIC Regime”) unless, in the case of ordinary shares, the U.S. Holder makes (i) a timely and effective qualified electing fund election “QEF Election” in respect of JGGC’s first taxable year as a PFIC in which the U.S. Holder held JGGC Class A Ordinary Shares) (such taxable year as it relates to each U.S. Holder, the “First PFIC Holding Year”), (ii) a QEF Election along with a purging election, or (iii) a “mark-to-market” election. The Default PFIC Regime applies with respect to:

•

any gain recognized by the U.S. Holder on the sale or other disposition of its JGGC Class A Ordinary Shares (which may include gain realized by reason of transfers of JGGC Class A Ordinary Shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes); and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its JGGC Class A Ordinary Shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the First PFIC Holding Year, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder (without reduction for losses); and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

A redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and any other required information (if any) as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

In order to comply with the requirements of a QEF Election, a U.S. Holder must receive a PFIC Annual Information Statement from us. If JGGC (or New PubCo as its successor) determines that it is a PFIC for a taxable year, JGGC or New PubCo will endeavor to use commercially reasonable efforts to make available to U.S. Holders a PFIC Annual Information Statement with respect to such taxable year. However, there is no assurance that JGGC or New PubCo will have timely knowledge of its status as a PFIC in the future or that it will make available a PFIC Annual Information Statement.

THE RULES DEALING WITH PFICS ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE CONSEQUENCES TO THEM OF THE PFIC RULES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Information reporting requirements may apply to dividends paid on and other proceeds received with respect to the Public Shares by U.S. Holders effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

Foreign Financial Asset Reporting

Certain U.S. Holders that own “specified foreign financial assets” with an aggregate value in excess of US$ 50,000 on the last day of the taxable year or US$ 75,000 at any time during the taxable year are generally required to file an information statement along with their tax returns, currently on IRS Form 8938, with respect to such assets. “Specified foreign financial assets” include any financial accounts held at a non-U.S. financial institution, as well as securities issued by a non-U.S. issuer that are not held in accounts maintained by financial institutions. Higher reporting thresholds apply to certain individuals living abroad and to certain married individuals. The understatement of income attributable to “specified foreign financial assets” in excess of US$ 5,000 extends the statute of limitations with respect to the tax return to six years after the return was filed. U.S. Holders who fail to report the required information could be subject to substantial penalties. U.S. Holders are encouraged to consult with their own tax advisors regarding the possible application of these rules, including the application of the rules to their particular circumstances.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT JGGC SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The purpose of the Redemption Limitation requirements was to ensure that JGGC will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). JGGC is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and JGGC believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, JGGC intends to rely on the exclusion from the penny stock rules set forth in the Exchange Rule as a result of its securities being listed on Nasdaq.

As disclosed in JGGC’s IPO prospectus, because the net proceeds of JGGC’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, JGGC may be deemed a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 provides that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the sections of the Memorandum and Articles of Association as reproduced above, was to ensure that through the consummation of an initial business combination, JGGC would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. JGGC’s securities are listed on Nasdaq and have been since the consummation of its IPO. JGGC believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal to the Memorandum and Articles of Association which, in the judgment of the JGGC board of directors, may facilitate the consummation of the Business Combination. The Memorandum and Articles of Association limit JGGC’s ability to consummate an initial business combination, or to redeem Public Shares in connection with an initial business combination, if it would cause JGGC to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Public Shares were not deemed to be “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Public Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that JGGC’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Memorandum and Articles of Association would prevent JGGC from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved, the Memorandum and Articles of Association would be amended to delete the Redemption Limitation language from the Memorandum and Articles of Association.

A copy of the proposed amendment to the Memorandum and Articles of Association of JGGC is attached to this proxy statement as part of Annex B.

Consequences if the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved at the Extraordinary General Meeting or any adjournment thereof, and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent JGGC from being able to adopt the Extension Amendment Proposal and ultimately to consummate the Business Combination. If the Redemption Limitation Amendment Proposal is not approved, JGGC will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, JGGC and/or the Sponsor may take action to increase its net tangible assets to avoid exceeding the Redemption Limitation.

Vote Required For Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purpose of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Resolution to be Voted Upon

If the Redemption Limitation Amendment Proposal is approved, JGGC will file an amendment to its Memorandum and Articles of Association with the Cayman Islands Registrar of Companies to delete the (i) existing Article 50.2 thereof and replacing it with the new Article 50.2, (ii) existing Article 50.4 thereof and replacing it with the new Article 50.4, (iii) existing Article 50.5 thereof and replacing it with the new Article 50.5, (iv) and existing Article 50.8 thereof and replacing it with the new Article 50.8 in the form set forth in Annex B hereto for JGGC not to be subject to the Redemption Limitation.

Recommendation of the JGGC Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT JGGC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal allows the JGGC board of directors to submit a proposal to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely if necessary (i) to ensure that any required supplement or amendment to this proxy statement is provided to JGGC Shareholders, (ii) to permit further solicitation of additional proxies from JGGC Shareholders in favor of the proposal at the Extraordinary General Meeting or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by JGGC Shareholders, the JGGC board of directors may not be able to adjourn the Extraordinary General Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

Vote Required For Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on the proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed for the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely (as the discretion of the Board) if necessary (i) to ensure that any required supplement or amendment to this proxy statement is provided to JGGC Shareholders, (ii) to permit further solicitation of additional proxies from JGGC Shareholders in favor of one or more of the proposals at the Extraordinary General Meeting or (iii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, be authorized, approved and confirmed in all respects.”

Recommendation of the JGGC Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT JGGC SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF JGGC AND CERTAIN INFORMATION ABOUT JGGC

Unless the context otherwise requires, all references in this subsection to “the Company,” “JGGC,” “we,” “us” or “our” refer to the business of Jaguar Global Growth Corporation I prior to the consummation of the Business Combination.

JGGC is a blank check exempted company incorporated in the Cayman Islands on March 31, 2021 formed for the purpose of effecting a merger, capital stock or share exchange, asset acquisition, stock or share purchase, reorganization or similar business combination with one or more businesses, which we refer to as JGGC’s initial business combination.

JGGC was formed as a partnership between Gary R. Garrabrant and Thomas J. McDonald, who are experienced executives with extensive deal-making and investment management experience, and Hennessy Capital Group, a leading independent SPAC sponsor.

General

On April 21, 2021, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration for an aggregate of 5,750,000 Founder Shares. In July 2021, our Sponsor transferred an aggregate of 125,000 Founder Shares to five of our directors and an aggregate of 75,000 Founder to one or more advisors. On January 27, 2022, we effected a share capitalization with respect to our Founder Shares of 1,916,667 shares thereof, resulting in our initial shareholders holding an aggregate of 7,666,667 Founder Shares. All Founder Shares will automatically convert into Class A Ordinary Shares upon completion of our initial business combination.

On February 15, 2022, we consummated the IPO of 23,000,000 JGGC Units, at $10.00 per JGGC Unit, which included the exercise in full of the underwriters’ option to purchase an additional 3,000,000 JGGC Units at the IPO price to cover over-allotments, generating gross proceeds of $230,000,000. Each Unit consists of one Class A Ordinary Share, one JGGC Right and one-half of one JGGC Public Warrant. Each holder of a JGGC Right will be entitled to receive one-twelfth (1/12) of a Class A Ordinary Share upon consummation of the initial business combination. No fractional shares will be issued upon conversion of JGGC Rights, so holders must hold rights in denominations of 12 in order to receive a Class A Ordinary Share. Each whole JGGC Public Warrant entitles the holder thereof to purchase one whole Class A Ordinary Share for $11.50 per share.

Simultaneously with the consummation of the IPO, we completed the private placement of 12,450,000 JGGC Private Placement Warrants at a purchase price of $1.00 per JGGC Private Placement Warrant, to our Sponsor, generating gross proceeds to us of $12,450,000. A total of $234,600,000, comprised of $230,000,000 of the proceeds from the IPO (which includes $8,050,000 of the underwriters’ deferred fees) and $12,450,000 of the proceeds of the sale of JGGC Private Placement Warrants, was first placed in a U.S.-based trust account at J.P. Morgan Chase Bank N.A., then was subsequently transferred to Morgan Stanley, all while continuing to be maintained by Continental Stock Transfer & Trust Company, acting as trustee. As described below, each of the underwriters in our IPO waived its deferred underwriting discount in the aggregate amount of $8,050,000, such that we now do not expect to pay any deferred underwriting fees in connection with closing of our initial business combination.

On April 4, 2022, the Class A Ordinary Shares, JGGC Rights and JGGC Public Warrants comprising the JGGC Units sold in the IPO surpassed the 52-day threshold waiting period to be publicly traded. Those JGGC Units not separated continue to trade on Nasdaq under the symbol “JGGCU” and the Class A Ordinary Shares, rights and JGGC Public Warrants that were separated trade under the symbols “JGGC,” “JGGCR,” and “JGGCW,” respectively.

The Proposed Business Combination

As previously announced, JGGC entered into the Business Combination Agreement, dated as of March 2, 2023, as amended as of June 16, 2023, July 7, 2023 and July 18, 2023 and as further amended, amended and restated, supplemented or otherwise modified from time to time, by and among JGGC, New PubCo, Jaguar Global Growth Korea Co., Ltd., a stock corporation (chusik hoesa) organized under the laws of the Republic of Korea and wholly owned direct subsidiary of JGGC, and GLAAM. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While JGGC is using its best efforts to complete the Business Combination on or before the Original Termination Date and on or before the date of the Extraordinary General Meeting, the Board believes that it is in the best interests of JGGC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Original Termination Date, JGGC will have a limited additional amount of time to consummate the Business Combination. Without the Extension, JGGC believes that there is some risk that JGGC might not, despite its best efforts, be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, JGGC would be precluded from completing the Business Combination and would be forced to liquidate even if JGGC’s shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JGGC’s net asset value. JGGC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $243,902,006.00 that was in the Trust Account as of the Record Date. In addition, unless the Redemption Limitation Amendment Proposal is approved and implemented, JGGC will not proceed with the Extension if JGGC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

JGGC believes that given JGGC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JGGC is in the best position possible to consummate the Business Combination and that it is in the best interests of JGGC’s shareholders that JGGC obtain the Extension if needed. JGGC believes the Business Combination will provide significant benefits to its Shareholders.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of March 28, 2023, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our executive officers, directors and director nominees that beneficially owns ordinary shares; and

•	all our executive officers, directors and director nominees as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Warrants are not exercisable within 60 days of this report. Information is based on 30,666,667 ordinary shares outstanding as of March 28, 2023, of which 23,000,000 were Class A Ordinary Shares and 7,666,667,000 were Class B Ordinary Shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Shares
Jaguar Global Growth Partners I, LLC (the Sponsor)(3)	7,466,667	24.3%
Gary Garrabrant(3)	—	—
Thomas McDonald(3)	—	—
Thomas D. Hennessy(3)	—	—
M. Joseph Beck(3)	—	—
Anthony R. Page	—	—
Michael Berman	25,000	*
Craig Hatkoff	25,000	*
Jason H. Lee	25,000	*
Martha Notaras	25,000	*
Christine Zhao	25,000	*
All officers, directors and director nominees as a group (10 individuals)	125,000	*

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our shareholders is 601 Brickell Key Drive, Suite 700, Miami, Florida 33131.
(2)

Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)

The shares reported herein are held in the name of the Sponsor. The Sponsor is governed by an Operating Agreement entered into by the Members. As such, Mr. Garrabrant, Mr. McDonald, Mr. Hennessy and Mr. Beck share equally in the voting and investment discretion with respect to the Class B Ordinary Shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the Class B Ordinary Shares held directly by the Sponsor.

Our initial shareholders beneficially own 25% of the then issued and outstanding ordinary shares as of the date of this proxy statement and will have the right to elect all of our directors and to vote to continue our company in a jurisdiction outside the Cayman Islands prior to our initial business combination. Holders of our Public Shares will not have the right to elect any directors to our board of directors or to vote to continue our company in a jurisdiction outside the Cayman Islands prior to our initial business combination. Because of this ownership block, the Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial business combination.

Our initial shareholders have agreed (a) to vote any Founder Shares and Public Shares held by them in favor of any proposed business combination and (b) not to redeem any Founder Shares or Public Shares held by them in connection with a shareholder vote to approve a proposed initial business combination.

The Sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

WHERE YOU CAN FIND MORE INFORMATION

JGGC is subject to the informational requirements of the Exchange Act, and is required to file reports, any proxy statements and other information with the SEC. You can read JGGC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Meeting, you should contact us by telephone or in writing:

Jaguar Global Growth Corporation I

601 Brickell Key Drive, Suite 700

Miami, FL 33131 United States

Tel: (646) 663-4945

You may also obtain these documents by requesting them in writing or by telephone from Morrow Sodali LLC, JGGC’s proxy solicitor, at the following address and telephone number:

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: JGGC.info@investor.morrowsodali.com

JGGC has not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of this proxy statement, and neither the mailing of this proxy statement to JGGC Shareholders nor the consummation of the Business Combination shall create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

If you are a shareholder of JGGC and would like to request documents, please do so by

August 4, 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to JGGC has been supplied by JGGC. This document is a proxy statement of JGGC for the Extraordinary General Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

ANNEX A

JAGUAR GLOBAL GROWTH CORPORATION I

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

RESOLVED, as a special resolution that:

The Amended and Restated Memorandum and Articles of Association of Jaguar Global Growth Corporation I be amended by:

1) deleting Article 50.7 in its entirety and replacing it with the following:

In the event that the Company does not consummate a Business Combination by September 15, 2023 (the “Termination Date”), with such Termination Date to be extended by resolution of the Directors as set forth below, until December 15, 2023, or a total of up to four months after August 15, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by September 15, 2023, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to three times by an additional one month each time after September 15, 2023, by resolution of the Directors, if requested by the Sponsor in writing upon five days’ advance notice prior to the applicable Termination Date, until December 15, 2023, or a total of up to four months after August 15, 2023.

2) deleting Article 50.8 in its entirety and replacing it with the following:

In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Termination Date (as such date may be extended), or such later time as the Members may approve in accordance with the Articles; or

A-1

(b) with respect to any other provision relating to the rights of the holders of the Class A Shares, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

3) deleting Article 50.10 in its entirety and replacing it with the following:

After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a) receive funds from the Trust Account; or

(b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to (x) extend the time the Company has to consummate a business combination beyond the Termination Date (as such date may be extended) or such later time as the Members may approve in accordance with the Articles, or (y) amend this Article 50.10.

A-2

ANNEX B

JAGUAR GLOBAL GROWTH CORPORATION I

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Redemption Limitation Amendment Proposal

RESOLVED, as a special resolution that:

The Amended and Restated Memorandum and Articles of Association of Jaguar Global Growth Corporation I be amended by:

1)	deleting Article 50.2 in its entirety and replacing it with the following:

Prior to the consummation of a Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

2)	deleting Article 50.4 in its entirety and replacing it with the following:

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination~~.~~

3)	deleting Article 50.5 in its entirety and replacing it with the following:

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any scheduled vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

4)	deleting the following sentence from Article 50.8:

The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

B-1

22769 Jaguar Global Growth Corp. I Proxy Card Rev3 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

JAGUAR GLOBAL GROWTH CORPORATION I

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 10, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit:
https://www.cstproxy.com/jaguarglobalgrowth/ext2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

A vote to abstain will have no effect on proposals 1, 2 or 3. **The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3.** If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2023.**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK ï^ï^ï^ EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail Your to vote Internet your shares vote authorizes in the same the manner named as proxies if you    JAGUAR GLOBAL GROWTH CORPORATION I Votes marked, submitted signed and electronically returned your over proxy the Internet card. must August be 10, received 2023. by 11:59 p.m., Eastern Time, on . INTERNET –www. Use the cstproxyvote. Internet to vote com your proxy. Have above your proxy website. card Follow available the when prompts you to access vote your the shares. If Vote you at plan the to Meeting attend the    – virtual online need extraordinary your 12 general digit control meeting, number you to will vote    meeting. electronically To attend at the the extraordinary extraordinary general general    meeting, visit: https://www.cstproxy.com/ jaguarglobalgrowth/ext2023 MAIL and return – Mark, it in sign the postage-paid and date your envelope proxy card    PLEASE DO NOT RETURN THE PROXY CARD provided. IF YOU ARE VOTING ELECTRONICALLY. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ Please mark PROXY your votes JAGUAR GLOBAL GROWTH CORPORATION I — THE BOARD OF DIRECTORS RECOMMENDS A like this X VOTE “FOR” PROPOSALS 1, 2 AND 3. (1) The Extension Amendment Proposal — To FOR AGAINST ABSTAIN (3) The Adjournment Proposal — To instruct, as an FOR AGAINST ABSTAIN consider a proposal and to    vote amend upon, the    as amended a special and resolution, restated general ordinary meeting resolution to the adjourn chairman the extraordinary of the extraordinary general memorandum GROWTH CORPORATION and articles I (“JGGC”) of association (the “Memorandum of JAGUAR and GLOBAL Articles if meeting necessary, of JGGC to permit shareholders further solicitation to a later and date vote or dates of Proxies or indefinitely, if, based JGGC of Association”) has to consummate to extend the a business date (the combination “Termination (the Date”) “Extension”) by which upon there the are tabulated not sufficient vote at votes the time to approve of the extraordinary the Extension general Amendment meeting, from date August of JGGC’s 15, initial 2023 public (the date offering which of is Class 18 months A ordinary from shares the closing (the Board Proposal determines or the Redemption before the Extraordinary Limitation Amendment General Meeting Proposal that or it is if the not “Original Date”), and Termination to allow JGGC, Date”)) without to September another shareholder 15, 2023 (the vote, “Extended to elect necessary or no longer desirable to proceed with the other proposals. to extend the Termination Date to consummate a business combination A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares on a monthly basis for up to three times by an additional one month represented by the Proxy, when properly executed, will be voted each time after the Extended Date, by resolution of JGGC’s board in the manner directed herein by the undersigned shareholder(s). of directors, if requested by Jaguar Global Growth Partners I, LLC, a If no direction is made, this Proxy will be voted FOR each of Delaware prior to the limited applicable liability Termination company, Date, and upon until five December days’ advance 15, 2023, notice or a proposals meeting, the 1, Proxies 2 and will 3. If vote any on other such matters matters properly in their discretion. come before the closing total of up of JGGC’s to four months business after combination the Original has Termination occurred; Date, (the “Extension unless the Amendment Proposal”); (2) The Redemption Limitation Amendment FOR AGAINST ABSTAIN resolution, Proposal — a proposal To consider to amend, and vote JGGC’s upon, Memorandum as a special Articles and Articles of Association of Association the to limitation eliminate that from JGGC the Memorandum shall not redeem and public net tangible shares    assets to the extent to be that less such than redemption US$5,000,001 would    following cause JGGC’s such CONTROL NUMBER redeem redemptions public (the shares “Redemption irrespective Limitation”) of whether in such order redemptions to allow JGGC would to breach the Redemption Limitation. Signature_________________________________ Signature, if held jointly_________________________________ Date___________2023. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting to be held on August 11 ,2023. To view the Proxy Statement and to Attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/jaguarglobalgrowth/ext2023 ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF JAGUAR GLOBAL GROWTH CORPORATION I THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Gary R. Garrabrant and Anthony R. Page (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of shareholders of Jaguar Global Growth Corporation I to be held on August 11, 2023 at 601 Brickell Key Drive, Suite 700, Miami, FL 33131, United States, via live webcast by visiting https://www.cstproxy.com/jaguarglobalgrowth/ext2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)